EXHIBIT 10.2

FIRST AMENDMENT

FIRST AMENDMENT, effective as of August 30, 2006 (the “Amendment”), with respect to that certain Credit Agreement, dated as of August 1, 2006 (the “Credit Agreement”), among Christie/AIX, Inc., a Delaware corporation (the “Borrower”), the Lenders and General Electric Capital Corporation, a Delaware corporation (“GE Capital”), as the administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement to (i) amend the minimum borrowing requirements and (ii) extend the deadline for appointment or election of an independent director to the board of directors;

WHEREAS, the Lenders are willing to agree to the requested amendments on the terms and conditions contained herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

1.          Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

2.           Amendment to Credit Agreement .

(a)        The last sentence of Section 2.2(a) of the Credit Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

“Each Borrowing shall be in an aggregate amount that is $1,000,000 or an integral multiple of $1,000,000 (or such lesser amount as the Administrative Agent may agree) in excess thereof.”

(b)        Section 7.13(j) of the Credit Agreement shall be amended (i) to delete the phrase “thirty (30)” in the first line thereof and (ii) to substitute in lieu thereof the phrase “ninety (90)”.

3.          Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Loan Parties hereby represent and warrant to the Administrative Agent and the Lenders that (a) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (after giving effect hereto), except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date and (b) no Default or Event of Default has occurred and is continuing.

4.          Conditions to Effectiveness. This Amendment shall be effective on the date when the following conditions shall have occurred (the “First Amendment Effective Date”):

(a)        the Administrative Agent shall have executed this Amendment and shall have received counterparts hereof, duly executed and delivered by the Borrower, Holdings and the Required Lenders;

(b)        No Default shall have occurred and be continuing; and

(c)        Borrower shall have paid all fees and expenses of Administrative Agent’s counsel, Weil, Gotshal & Manges LLP, owing to date.

5.          Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like or similar import shall mean and be a reference to the Credit Agreement, as modified and amended by this Amendment.

6.          Governing Law and Jurisdiction. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.          Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

8.          Headings. Section headings in the Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.          Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including by facsimile transmission) and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10.        Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, Holdings and their respective successors and assigns, and upon the Administrative Agent and the Lenders and their respective successors and assigns.

11.        Continuing Effect. Except as expressly amended hereby, the Credit Agreement, as amended by this Amendment, shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Any reference to the “Credit Agreement” in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. The Amendment constitutes a Loan Document.

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12.        NO ORAL AGREEMENTS. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT OF THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SUBJECT MATTER THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

CHRISTIE/AIX, INC.,

as a Borrower

By:/s/ A. Dale Mayo

Name: A. Dale Mayo

Title: CEO

ACCESS DIGITAL MEDIA, INC.

By:/s/ A. Dale Mayo

Name: A. Dale Mayo

Title: President

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GENERAL ELECTRIC CAPITAL CORPORATION,

as the Administrative Agent and Lender

By:/s/ Greg Watts

Name: Greg Watts

Title: Duly Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT]

CIT LENDING SERVICES CORPORATION,

as a Lender

By:/s/ Scott Plushry

Name: Scott Plushry

Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT]

COMMERCE BANK, N.A.,

as a Lender

By:/s/ Peter L. Davis

Name: Peter L. Davis

Title: SVP

[SIGNATURE PAGE TO FIRST AMENDMENT]

AIB Debt Management LTD,

as a Lender

By:/s/ Gregory J. Wiske

Name: Gregory J. Wiske

Title: Vice President Investment Advisor to AIB Debt Management, Limited

By: /s/ Joseph Augustini

Name: Joseph Augustini

Title: Vice President Investment Advisor to AIB Debt Management, Limited

[SIGNATURE PAGE TO FIRST AMENDMENT]